[NameCapsBold]
                                                    1995 Plan
                                                    Number of Shares:  [Shares]
                                                    Option Price:  [OptionPrice]
                                                    Grant Date:  [Day]


                               FRESH BRANDS, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, made and entered into as of the grant date set forth above (the "Grant Date"), by and between FRESH BRANDS, INC., a Wisconsin corporation (the "Company"), and [NameCapsBold] (the "Optionee").


                              W I T N E S S E T H:

     WHEREAS, the terms of the Fresh Brands, Inc. 1995 Equity Incentive Plan (the "Plan"), to the extent not stated herein, are specifically incorporated by reference in this Agreement and defined terms used herein which are not otherwise defined shall have the meaning set forth in the Plan;

     WHEREAS, the purpose of the Plan is to permit the grant of various equity-based incentive awards, including options to purchase shares of the Company's Common Stock, $.05 par value, and the associated common stock purchase rights (together, the "Common Stock"), to be granted to certain key employees of the Company;

     WHEREAS, the Optionee is now employed by the Company in a key capacity and has exhibited judgment, initiative and efforts which have contributed materially to the successful performance of the Company; and

     WHEREAS, the Company desires the Optionee to remain in the Company's employ and wishes to provide the Optionee with the opportunity to secure or increase his stock ownership in the Company in order to develop even a stronger incentive to put forth maximum effort for the continued success and growth of the Company.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

     1. Grant of Options. Subject to the terms and conditions of the Plan and this Agreement, the Company grants to the Optionee this option (the "Option") to purchase from the Company all or any part of the aggregate number of [Shares] shares of Common Stock (the "Optioned Shares"), subject to adjustment as provided in Paragraph 7. This Option is intended to constitute a nonqualified stock option and shall not be treated as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

     2. Option Price. The option price to be paid for the Optioned Shares shall be [OptionPrice] per share, subject to adjustment as provided in Paragraph
7. The per share option price has been determined by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board") to be not less than 100% of the fair market value of the Common Stock on the Grant Date.

     3.   Exercise of Option.

          a. Subject to the terms and conditions of the Plan and except as otherwise provided in this Agreement, this Option may be exercised by the Optionee while in the employ of the Company, in whole or in part, from time to time or at any time, beginning on the Grant Date and ending on the tenth anniversary of the Grant Date (the "Termination Date") in accordance with the following schedule:

                                                Cumulative Percentage of
            Elapsed Number of                       Optioned Shares
          Years After Grant Date                 Which May Be Purchased
          ----------------------                ------------------------

          Less than one year                               0%
          One year                                      33-1/3%
          Two years                                     66-2/3%
          Three years and after                           100%

          b. If the Optionee is discharged or leaves the employ of the Company for any reason (other than termination by the Company for "cause," the death or disability of the Optionee or the retirement of the Optionee), prior to the Termination Date, this Option, to the extent not theretofore exercised but then permitted to be exercised under the percentage limitations of Paragraph 3(a), may be exercised by the Optionee or by his legal representative at any time within six months after the date of termination of employment upon the tender to the Company in cash or its equivalent of the full purchase price (and not by the tender of previously acquired Common Stock), but in no event later than the Termination Date.

          c. If the Optionee dies while he is in the employ of the Company, or if his employment is terminated by reason of his retirement or his disability prior to the Termination Date, this Option, to the extent not theretofore exercised (regardless of the percentage limitations of Paragraph 3(a)), may be exercised in whole or in part as follows: (i) by the legal representative of the Optionee at any time within twelve months after the date of the Optionee's death or (ii) by the Optionee or his legal representative at any time within six months after the termination of the Optionee's employment by reason of retirement or disability, but in no event later than the Termination Date in either case.

          d. If the Optionee's employment is terminated by the Company "for cause," this Option to the extent not theretofore exercised shall terminate immediately and shall not be exercisable following such termination of employment. For purposes of this Paragraph 3, termination by the Company "for cause" shall mean any termination of the Optionee by reason of any action or omission on the part of the Optionee which is deemed contrary to the interests of the

     Company or not in the interests of the Company, as determined by the Board in its sole discretion.

          e. This Option may be exercised during the life of the Optionee only by the Optionee (or his legal representative as provided in this Paragraph
     3).

     4. Manner of Exercise and Payment. This Option may be exercised only by written notice to the Company by the Optionee (or his legal representative as provided in Paragraph 3) of the Optionee's (or such legal representative's) intent to exercise all or part of this Option, served upon the Secretary of the Company at its office at Sheboygan, Wisconsin, specifying the number of Optioned Shares in respect to which this Option is being exercised, accompanied by payment of the aggregate option price for such Optioned Shares, at the Optionee's (or such legal representative's) election (except as limited in Paragraph 3): (a) in cash or by certified check or bank draft to the order of the Company; (b) by delivering previously acquired shares of Common Stock, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, valued at their fair market value at the time of exercise as determined by the Committee; or (c) by any combination of (a) and (b). For purposes of (b) and (c) above, the term "previously acquired shares of Common Stock" shall only include Common Stock owned by the Optionee prior to the exercise of this Option and shall not include shares of Common Stock which are being acquired pursuant to the exercise of this Option. Upon receipt of the payment of the aggregate option price for all of the Optioned Shares so purchased, certificates for such Optioned Shares shall be issued by or on behalf of the Company to the Optionee. The Optioned Shares so acquired, upon payment in full of the aggregate option price, shall be fully paid and nonassessable, except as provided by Section 180.0622(2)(b) of the Wisconsin Statutes.

     5.   Transferability; Limitations. Subject to the limitations of this
Section 5, this Option shall be transferable, in whole or in part, upon the surrender of this Option by the Optionee to the Company for one or more new Options of like tenor representing, in the aggregate, the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new Options to represent the right to purchase such number of shares of Common Stock as shall be designated by the Optionee at the time of such surrender, subject to the terms and conditions of the Plan and this Option. This Option may only be transferred by will or by the laws of descent or distribution, or to any member of the Optionee's "immediate family," as such term is defined in Rule 16a-1(e) under the Securities Exchange Act of 1934 (the "Exchange Act") or to trusts, partnerships or other entities established solely for the benefit of members of the Optionee's immediate family; provided, however, that (x) there may be no consideration for any such transfer, (y) subsequent transfers of any portion of this Option must also be in compliance with this Section 5 and (z) promptly after making any such transfer, the Optionee shall provide to the Company the Notice of Transfer of Option attached as Exhibit 1 hereto. In the event of such a permitted transfer of this Option, the transferee shall have all of the rights of the Optionee under the Plan and this Option, as if the Optionee had retained this Option. The terms of this Option shall be binding upon the permitted transferees, executors, administrators, heirs and successors of the Optionee.

     6.   Tax Withholding.

          a. The Company may require as a condition precedent to the issuance or transfer of any shares of Common Stock upon exercise of this Option that the Optionee pay to the Company, upon its demand, or otherwise make arrangements satisfactory to the Company for payment of, such amount as may be requested by the Company for the purpose of satisfying the Company's tax withholding requirement. If the amount so requested is not so paid or if such arrangements are not made, the Company may refuse to issue or transfer any Optioned Shares upon exercise of this Option.

          b. The Optionee shall be permitted to satisfy the Company's tax withholding requirements by delivering shares of previously owned Common Stock having a fair market value (as determined by the Committee) on the date income is recognized by the Optionee (the "Tax Date") pursuant to the exercise of this Option equal to the minimum amount required to be withheld. If the number of shares of Common Stock determined pursuant to the preceding sentence shall include a fractional share, the number of shares delivered shall be reduced to the next lower whole number and the Optionee shall deliver to the Company cash in lieu of such fractional share, in an amount equal to the Common Stock's then fair market value as determined by the Committee, or otherwise make arrangements satisfactory to the Company for payment of such amount

     7. Adjustment to Optioned Shares and Option Price. In the event of a capital adjustment resulting from a stock dividend (other than a stock dividend in lieu of an ordinary cash dividend), stock split, reorganization, spin-off, split-up or distribution of assets to shareholders, recapitalization, merger, consolidation, combination or exchange of shares or the like, the Optioned Shares and the per share option price (but not the aggregate option price for all Optioned Shares, as adjusted) shall be adjusted in a manner consistent with such capital adjustment and in accordance with the Plan; provided, however, that no such adjustment shall require the Company to issue any fractional shares and the adjustment shall be limited accordingly as determined by the Committee. The determination of the Committee as to any adjustment shall be final.

     8. Transfer Restrictions and Holding Period. The Common Stock to be acquired upon exercise of this Option may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act of 1933, as amended ("Act"), or in a transaction which, in the opinion of legal counsel for the Company, is exempt from the registration provisions of the Act. In addition, the Common Stock to be acquired upon the exercise of this Option may not be sold or offered for sale prior to the one year anniversary of the exercise of this Option pursuant to which such Common Stock was acquired, provided, however, that no such holding period will apply if the Optionee has reached the age of 60 prior to such exercise.

     9. Status of Optionee. The Optionee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Optioned Shares except to the extent that this Option shall have been exercised, the aggregate option price for the Optioned Shares purchased shall have been fully paid and a stock certificate shall have been issued by or on behalf of the Company therefor.

     10. Employment. It is fully understood that nothing contained in this Agreement or the Plan shall be deemed to confer upon the Optionee any right to continue in the employ of the Company, nor to interfere in any way with the right of the Company to terminate the employment of the Optionee at any time.

     11. Interpretation by Committee. As a condition of the granting of this Option, the Optionee agrees, for himself and his legal representatives, that the Plan and this Agreement shall be subject to discretionary interpretation by the Committee and that any interpretation by the Committee of the terms of the Plan and this Agreement shall be final, binding and conclusive on the Optionee and his legal representatives in all respects and shall not subject to challenge or dispute by the Optionee or his legal representatives.

     12.  Change in Control.

          a. Notwithstanding any other provision of this Agreement (including, without limitation, Paragraph 3) upon the occurrence of a Change in Control (as hereinafter defined) this Option, to the extent then outstanding and unexercised, shall become immediately exercisable in full for the remainder of its term, but prior to the Termination Date, and the Optionee shall have the right for a period of 30 days following the Change in Control to require the Company to purchase this Option for cash at the aggregate Acceleration Price (as hereinafter defined) for all Optioned Shares then subject to issuance upon exercise of this Option; provided, however, that, if then required by the rules under Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 Rules"), the Optionee shall have the right to exercise this Option or require the Company to purchase this Option only if at least six months has elapsed between the Grant Date and the Change in Control date.

          b. The "Acceleration Price" shall be the excess of the highest of the following over the option price per share set forth in Paragraph 2 (as the same may be adjusted from time to time pursuant to Paragraph 7) on the Change in Control date:

               i. the highest reported ask price of the Common Stock, as reported on Nasdaq or the principal securities exchange or market upon which the Common Stock is then listed or traded, on or within the 60 days prior to and including the Change in Control date;

               ii. the highest purchase or sale price of the Common Stock reported in a Schedule 13D or an amendment thereto as paid or received on or within the 60 days prior to and including the Change in Control date;

               iii. the highest tender offer price paid or offered for the Common Stock on or within the 60 days prior to and including the Change in Control date; and

               iv. the highest cash merger or similar price paid or offered for the Common Stock on or within the 60 days prior to and including the Change of Control date.

          c. A "Change in Control" (and the Change in Control date) shall be the occurrence of any one of the following events (certain defined terms used in this Paragraph 12(c) are defined in Paragraph 12(d)):

               i. the first day of receipt by the Company of a Schedule 13D, any amendment thereto or notice of a public announcement confirming that any Person (other than any employee benefit plan of the Company or of any subsidiary of the Company or any Person organized, appointed or established pursuant to the terms of any such benefit plan or any Person who is a key employee of the Company), together with his Affiliates or Associates, is or becomes the Beneficial Owner of securities representing at least 20% of the combined voting power of the Company;

               ii. the first day on which two or more of the members of the Board are not Continuing Directors;

               iii. the day on which the shareholders of the Company approve (A) any business combination, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

               iv. the day on which the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

     d.   For purposes of this Paragraph 12:

               i. a "Person" shall mean any individual, firm, corporation, partnership, trust or other entity.

               ii. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

               iii. a Person shall be a "Beneficial Owner" of securities (A) which such Person beneficially owns, directly or indirectly, or (B) which such Person has the right to acquire (whether such right is exercisable immediately or only with the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants, options or otherwise, other than if such Person acquires or has the right to acquire such securities as an underwriter, broker, dealer or selling group member in connection with the public or private distribution of such securities pursuant to an underwriting or similar agreement with the Company.

               iv. "Continuing Directors" means any member of the Board who was a member of the Board on December 20, 1994, and any successor of a Continuing Director who is recommended or elected to succeed the Continuing Director by a majority of the remaining Continuing Directors.

     13. Modification. At any time and from time to time the Committee may direct execution of an instrument providing for the modification, extension or renewal of this Option; provided, however, that no such modification, extension or renewal shall (a) confer on the Optionee any right or benefit which could not be conferred on him by the grant of a new option under the Plan at such time or
(b) alter, impair or adversely affect this Option or Agreement without the written consent of the Optionee.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Optionee has hereunto affixed his signature as of the day and year first above written.

                                        FRESH BRANDS, INC.


                                        By:_____________________________________
                                           [Sign]


                                        ________________________________________
                                        [NameSmall], Optionee

                                                                       Exhibit 1

                               FRESH BRANDS, INC.
                       NOTICE OF TRANSFER OF STOCK OPTION

     This Notice is intended to (i) inform Fresh Brands, Inc. (the "Company"), that [NameSmall] ( the "Optionee") has transferred and assigned to the transferee named below (the "Transferee"), a member of the Optionee's "immediate family," as such term is defined in Rule 16a-1(e) of the Securities Exchange Act of 1934, or a trust, partnership or other entity established solely for the benefit of members of the Optionee's immediate family, all of the Optionee's right, title and interest in and to a nonqualified stock option (or portion thereof described below) to purchase ___________ shares of common stock of the Company at a price of $_______ per share, originally granted to the Optionee pursuant to the Nonqualified Stock Option Agreement, dated the ________ day of ____________, 20__, issued by the Company to the undersigned (the "Option") and
(ii) request the Company to issue a new Option in the name of the Transferee. No consideration has been or will be received by the Optionee in connection with this transfer.

     The Option has been validly transferred and assigned by the Optionee to the following:


_____________________________________      _____________________________________
Name of Transferee                         Street Address, City, State, Zip Code


_____________________________________
If entire Option has not been transferred, number of shares underlying the portion transferred


_____________________________________      _____________________________________
[NameSmall], Optionee                      Date of Transfer


_____________________________________      _____________________________________
Signature of Transferee                    Name

     By executing this Notice, the Transferee hereby agrees to comply with and be subject to the terms and conditions of the Option.

     Receipt of this Notice is hereby acknowledged this _____ day of ____________, 20__.

                                           FRESH BRANDS, INC.


                                           By __________________________________

                                           Name: _______________________________

                                           Title: ______________________________